UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-72574	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina	27330-1410
(Address of principal executive offices)	(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2004, the Board of Directors of The Pantry, Inc. (the “Company”) appointed Bryan E. Monkhouse to serve as an independent director of the Company. The Board has not appointed Mr. Monkhouse to serve on any Board committee at this time.

Independent directors receive a $20,000 annual retainer. They also receive $2,500 for each Board meeting they attend, $1,000 for each committee meeting they attend, and $1,000 for each committee meeting at which they act as chairperson. All directors are reimbursed for their reasonable out-of-pocket expenses in connection with their attendance at meetings.

A copy of the press release announcing the appointment of Mr. Monkhouse is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated December 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Peter J. Sodini
Peter J. Sodini
President and Chief Executive Officer

Date: December 21, 2004

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated December 16, 2004.